UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2026
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of Stockholders of MediaAlpha, Inc. (the “Company”) was held on May 5, 2026. Of the 55,169,591 shares of the Company’s Class A common stock and 8,288,267 shares of the Company’s Class B common stock issued and outstanding and entitled to vote at the meeting, there were present at the meeting, in person or by proxy, the holders of a total of 54,039,026 shares of common stock, representing approximately 85.2% of the total number of shares entitled to vote at the meeting. The following proposals were presented and voted on at the meeting:
Proposal 1
To elect two nominees, Venmal (Raji) Arasu and Kathy Vrabeck, as Class III directors, to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2029. The two nominees were elected by more than a majority of the votes cast by the holders of our Class A and Class B common stock present in person or by proxy and entitled to vote on the proposal, voting together as one class. The voting results were:

Nominee	For	Against	Withhold/Abstain	Broker Non-Votes
Venmal (Raji) Arasu	47,039,778	3,992,938	18,420	2,987,890
Kathy Vrabeck	42,090,865	8,942,245	18,026	2,987,890
Proposal 2
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Such proposal was approved by more than a majority of the votes cast by the holders of our Class A and Class B common stock present in person or by proxy and entitled to vote on the proposal, voting together as one class. The voting results were:

For	Against	Withhold/Abstain	Broker Non-Votes
53,982,471	51,004	5,551	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: May 6, 2026	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary